UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2007
Intervoice, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-15045	75-1927578
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
17811 Waterview Parkway,
Dallas, Texas 75252
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (972) 454-8000
Not applicable
(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement
     On July 1, 2007, Intervoice, Inc. (the “Company”) and David W. Brandenburg entered into Amendment No. 1 (the “Amendment”) to the Board Representation and Governance Agreement (the “Governance Agreement”). The Amendment provides, among other things, for Michael J. Willner to replace Daniel D. Hammond as of one of the three “Brandenburg Nominees” on the Board of Directors of the Company. This summary is qualified in its entirety by reference to the Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On July 2, 2007 the Company issued a press release (the “Press Release”) announcing that the Board of Directors elected Michael J. Willner as a director of the Company pursuant to the arrangement between the Company and Mr. Brandenburg set forth in the Governance Agreement, as amended by the Amendment. The Governance Agreement is described in, and filed as an exhibit to, the Company’s Current Report on Form 8-K dated June 25, 2007, which is incorporated herein by reference. Mr. Willner was also elected Vice Chair of the Board and appointed to the Compensation Committee and as a member and Chair of the Finance and Strategic Planning Committee. In addition, the Board nominated Mr. Willner for election as a director at the 2007 annual meeting of shareholders of the Company. Mr. Willner will replace Daniel D. Hammond on the Board and as a director nominee at the 2007 annual meeting. On July 1, 2007, due to personal reasons and business commitments, Mr. Hammond resigned from the Board and withdrew his name as a nominee for election as a director of the Company at the 2007 annual meeting. This summary is qualified by reference to the Press Release, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (a) Financial Statements of Business Acquired.
     Not applicable.
     (b) Pro Forma Financial Information.
     Not applicable.
     (c) Shell Company Transactions.
     Not applicable.

     (d) Exhibits.

Exhibit
Number	Exhibit Title

10.1	Amendment No. 1 dated July 1, 2007 to the Board Representation and Governance Agreement

99.1	Press Release dated July 2, 2007 announcing resignation of Daniel D. Hammond, and election of Michael J. Willner, as a director of the Company

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVOICE, INC.
By:	/s/ Dean C. Howell
Dean C. Howell
Senior Vice President, General Counsel and Secretary

Date: July 3, 2007

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

10.1	Amendment No. 1 dated July 1, 2007 to the Board Representation and Governance Agreement

99.1	Press Release dated July 2, 2007 announcing resignation of Daniel D. Hammond, and election of Michael J. Willner, as a director of the Company